FIDELITY AGGRESSIVE INTERNATIONAL FUND

FIDELITY CANADA FUND

FIDELITY CHINA REGION FUND

FIDELITY DIVERSIFIED INTERNATIONAL FUND

FIDELITY EMERGING MARKETS FUND

FIDELITY EUROPE CAPITAL APPRECIATION FUND

FIDELITY EUROPE FUND

FIDELITY GLOBAL BALANCED FUND

FIDELITY INTERNATIONAL GROWTH & INCOME FUND

FIDELITY JAPAN FUND

FIDELITY JAPAN SMALLER COMPANIES FUND

FIDELITY LATIN AMERICA FUND

FIDELITY NORDIC FUND

FIDELITY OVERSEAS FUND

FIDELITY PACIFIC BASIN FUND

FIDELITY SOUTHEAST ASIA FUND

FIDELITY WORLDWIDE FUND

(the "Funds")

FUNDS OF

FIDELITY INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS

FEBRUARY 14, 2001

11:00 A.M.

Pursuant to notice duly given, a Special Meeting of Shareholders of was held on February 14, 2001 at 11:00 a.m. at an office of the Trust, 27 State Street, Boston, Massachusetts.

Mr. Robert Dwight acted as Chairman in the absence of Mr. Edward C. Johnson 3d and Ms. Debra Capua, Director of the Legal Product Group, acting as Secretary Pro Tempore, recorded the minutes. Ms. Phyllis B. Davis, an Independent Trustee of the Trust, and Mr. Eric Roiter, General Counsel of FMR, were appointed to act as proxy agents for all shareholders who had properly returned their proxy cards.

Mr. Dwight noted that the Trust has shareholder voting rights based on the number of shares owned. Accordingly, each shareholder is entitled to one vote for each share of the Fund held on the record date for the meeting.

Mr. Dwight stated that, in order to afford additional information to shareholders with respect to proposals 1 and 2, it was proposed that these proposals for all funds of the Trust, including those funds which have reached quorum, be adjourned and that a meeting be reconvened on March 14, 2001 at 1:00 p.m. at an office of the Trust, 27 State Street, Boston, Massachusetts. Upon motion duly made and seconded, it was

VOTED: To adjourn the meeting solely with respect to proposals 1 and 2 for all funds of Fidelity Investment Trust.

Mr. Dwight stated that Fidelity had not received the vote of a majority of shares of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund and accordingly, in order to afford additional time to solicit further shareholder votes, it was proposed that this meeting be reconvened on March 14, 2001 at 1:00 p.m. at an office of the Trust, 27 State Street, Boston, Massachusetts. Upon motion duly made and seconded, it was

VOTED: To adjourn the meeting solely with respect to Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund.

Ms. Capua reported that proxies representing at least 50.001% of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund had been received.

Mr. Dwight announced that a quorum was present, with respect to these Funds, and called the meeting of the shareholders of the Trust to order.

Mr. Dwight informed the attendees that two proxy statements had been mailed with regard to the meeting. He stated that to avoid confusion among shareholder of the different funds, the proxy statement for Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund was referred to as "Proxy Statement #1". The proxy statement for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund was referred to as "Proxy Statement #2".

Mr. Dwight stated that the Secretary had presented him with the following documents relating to the meeting:

Notice of Meeting dated December 18, 2000

Proxy Statements dated December 18, 2000

Forms of Proxy

Affidavit attesting to the mailing of these documents to the record shareholders entitled to vote at this meeting

Substitute Proxy Form dated February 5, 2001

Mr. Dwight indicated that a list of shareholders entitled to vote at this meeting would be made available for viewing upon request.

Mr. Dwight recommended that the reading of the Notice of Meeting be waived. There was no objection to the recommendation.

Mr. Dwight stated that the first item of business as stated in the Notice of Meeting and described in the Proxy Statements was to ratify the selection of PricewaterhouseCoopers LLP ("PwC") or Deloitte & Touche LLP ("D&T") as independent accountants of the Funds.

Ms. Capua reported that the proposal to ratify the selection of PwC or D&T as independent accountant of the Fund, as set forth in proposal 3 in each of the Proxy Statements, received 183,044,298.40 affirmative votes of Fidelity Aggressive International Fund, or 95.396% of the votes cast at the meeting; received 71,974,187.99 affirmative votes of Fidelity Canada Fund, or 96.356% of the votes cast at the meeting; received 83,605,069.99 affirmative votes of Fidelity China Region Fund, or 95.146% of the votes cast at the meeting; received 128,060,964.11 affirmative votes of Fidelity Emerging Markets Fund, or 93.891% of the votes cast at the meeting; received 283,470,238.76 affirmative votes of Fidelity Europe Capital Appreciation Fund, or 95.866% of the votes cast at the meeting; received 656,645,432.35 affirmative votes of Fidelity Europe Fund, or 94.893% of the votes cast at the meeting; received 125,000,946.16 affirmative votes of Fidelity Latin America Fund, or 94.893% of the votes cast at the meeting; received 87,338,352.38 affirmative votes of Fidelity Nordic Fund, or 94.704% of the votes cast at the meeting; and received 137,196,527.01 affirmative votes of Fidelity Southeast Asia Fund, or 95.448% of the votes cast at the meeting. Whereupon, it was

VOTED: That the selection of PricewaterhouseCoopers LLP or Deloitte & Touche LLP as independent accountant for each of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund, as set forth in the Proxy Statements dated December 18, 2000, be, and they hereby are, ratified and approved.

Mr. Dwight stated that the second item of business as stated in the Notice of Meeting and described in the Proxy Statements was to approve an amended Management Contract for Fidelity Aggressive International Fund that would (i) prospectively change the performance adjustment benchmark; (ii) modify the management fee that FMR receives from the Funds to provide for lower fees when FMR's assets under management exceed certain levels; and (iii) allow FMR and the Trust, on behalf of the Fund, to modify the Management Contract subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended Management Contract for the Fund, as set forth in proposal 4 in Proxy Statement #1, received 176,940,687.79 affirmative votes of Fidelity Aggressive International Fund, or 92.215% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended Management Contract for Fidelity Aggressive International Fund be, and it hereby is, approved, as set forth in Proxy Statement #1 dated December 18, 2000.

Mr. Dwight stated that the third item of business as stated in the Notice of Meeting and described in the Proxy Statement was to approve an amended sub-advisory agreement with FMR U.K. for each of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund that would (i) allow FMR to receive investment advice and research services from FMR U.K.; (ii) permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the Funds and its shareholders; and (iii) allow FMR, FMR U.K. and the Trust, on behalf of the Fund, to modify the proposed agreement subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended sub-advisory agreement with FMR U.K. for each Fund, as set forth in proposal 8 in Proxy Statement #1 and in proposal 6 in Proxy Statement #2, received 176,898,829.60 affirmative votes of Fidelity Aggressive International Fund, or 92.194% of the votes cast at the meeting; received 68,334,517.21 affirmative votes of Fidelity Canada Fund, or 91.483% of the votes cast at the meeting; received 79,853,814.59 affirmative votes of Fidelity China Region Fund, or 90.877% of the votes cast at the meeting; received 123,399,984.65 affirmative votes of Fidelity Emerging Markets Fund, or 90.474% of the votes cast at the meeting; received 273,359,370.14 affirmative votes of Fidelity Europe Capital Appreciation Fund, or 92.446% of the votes cast at the meeting; received 624,006,953.88 affirmative votes of Fidelity Europe Fund, or 90.177% of the votes cast at the meeting; received 118,487,534.98 affirmative votes of Fidelity Latin America Fund, or 89.948% of the votes cast at the meeting; received 82,062,084.14 affirmative votes of Fidelity Nordic Fund, or 88.983% of the votes cast at the meeting; and received 128,820,649.78 affirmative votes of Fidelity Southeast Asia Fund, or 89.621% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended sub-advisory agreement with FMR U.K. for each of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund be, and it hereby is, approved, as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the fourth item of business as stated in the Notice of Meeting and described in the Proxy Statements was to approve an amended sub-advisory agreement with FMR Far East for each of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund that would (i) allow FMR to receive investment advice and research services from FMR Far East; (ii) permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the Funds and its shareholders; and (iii) allow FMR, FMR Far East and the Trust, on behalf of the Fund, to modify the proposed agreement subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended sub-advisory agreement with FMR Far East for the Fund, as set forth in proposal 9 in Proxy Statement #1 and in proposal 7 in Proxy Statement #2, received 176,754,756.15 affirmative votes of Fidelity Aggressive International Fund, or 92.119% of the votes cast at the meeting; received 68,148,046.72 affirmative votes of Fidelity Canada Fund, or 91.233% of the votes cast at the meeting; received 80,091,135.95 affirmative votes of Fidelity China Region Fund, or 91.147% of the votes cast at the meeting; received 123,100,325.09 affirmative votes of Fidelity Emerging Markets Fund, or 90.254% of the votes cast at the meeting; received 272,658,747.80 affirmative votes of Fidelity Europe Capital Appreciation Fund, or 92.209% of the votes cast at the meeting; received 621,723,112.28 affirmative votes of Fidelity Europe Fund, or 89.847% of the votes cast at the meeting; received 118,286,665.94 affirmative votes of Fidelity Latin America Fund, or 89.795% of the votes cast at the meeting; received 81,281,374.62 affirmative votes of Fidelity Nordic Fund, or 88.136% of the votes cast at the meeting; and received 128,928,286.18 affirmative votes of Fidelity Southeast Asia Fund, or 89.696% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended sub-advisory agreement with FMR Far East for each of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund be, and it hereby is, approved, as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the fifth item of business as stated in the Notice of Meeting and described in the Proxy Statements was to approve an amended sub-advisory agreement with Fidelity International Investment Advisors ("FIIA") for each of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund that would (i) allow FMR to receive investment advice and research services from FIIA; (ii) permit FMR to grant FIIA investment management authority if FMR believes it would be beneficial to the Funds and its shareholders; and (iii) allow FMR, FIIA and the Trust, on behalf of the Fund, to modify the proposed agreement subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended sub-advisory agreement with FIIA for the Fund, as set forth in proposal 10 in Proxy Statement #1 and in proposal 8 in Proxy Statement #2, received 176,782,950.97 affirmative votes of Fidelity Aggressive International Fund, or 92.133% of the votes cast at the meeting; received 68,335,715.97 affirmative votes of Fidelity Canada Fund, or 91.485% of the votes cast at the meeting; received 79,806,897.92 affirmative votes of Fidelity China Region Fund, or 90.823% of the votes cast at the meeting; received 123,136,557.65 affirmative votes of Fidelity Emerging Markets Fund, or 90.281% of the votes cast at the meeting; received 273,018,988.02 affirmative votes of Fidelity Europe Capital Appreciation Fund, or 92.331% of the votes cast at the meeting; received 623,518,480.46 affirmative votes of Fidelity Europe Fund, or 90.106% of the votes cast at the meeting; received 118,494,641.24 affirmative votes of Fidelity Latin America Fund, or 89.953% of the votes cast at the meeting; received 81,924,204.37 affirmative votes of Fidelity Nordic Fund, or 88.833% of the votes cast at the meeting; and received 128,974,485.94 affirmative votes of Fidelity Southeast Asia Fund, or 89.728% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended sub-advisory agreement with FIIA for each of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund be, and it hereby is, approved, as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the sixth item of business as stated in the Notice of Meeting and described in the Proxy Statements was to approve an amended sub-advisory agreement between Fidelity International Investment Advisors ("FIIA") and Fidelity International Investment Advisors (U.K) Limited ("FIIA (UK)L") for each of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund that would (i) allow FIIA to receive investment advice and research services from FIIA (UK)L; (ii) permit FIIA to grant FIIA (UK)L investment management authority if FIIA believes it would be beneficial to the Funds and its shareholders; and (iii) allow FIIA, FIIA (UK)L and the Trust, on behalf of the Fund, to modify the proposed agreement subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended sub-advisory agreement between FIIA and FIIA (UK)L for each Fund, as set forth in proposal 11 in Proxy Statement #1 and in proposal 9 in Proxy Statement #2, received 176,587,704.83 affirmative votes of Fidelity Aggressive International Fund, or 92.032% of the votes cast at the meeting; received 68,228,894.49 affirmative votes of Fidelity Canada Fund, or 91.342% of the votes cast at the meeting; received 79,718,279.73 affirmative votes of Fidelity China Region Fund, or 90.722% of the votes cast at the meeting; received 123,221,636.78 affirmative votes of Fidelity Emerging Markets Fund, or 90.343% of the votes cast at the meeting; received 273,251,858.57 affirmative votes of Fidelity Europe Capital Appreciation Fund, or 92.410% of the votes cast at the meeting; received 622,879,439.63 affirmative votes of Fidelity Europe Fund, or 90.014% of the votes cast at the meeting; received 118,104,487.05 affirmative votes of Fidelity Latin America Fund, or 89.657% of the votes cast at the meeting; received 82,118,751.45 affirmative votes of Fidelity Nordic Fund, or 89.044% of the votes cast at the meeting; and received 128,789,590.91 affirmative votes of Fidelity Southeast Asia Fund, or 89.600% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended sub-advisory agreement between FIIA and FIIA (UK)L for each of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund be, and it hereby is, approved, as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the seventh item of business as stated in the Notice of Meeting and described in the Proxy Statements was to approve an amended sub-advisory agreement between Fidelity International Investment Advisors ("FIIA") and Fidelity Investments Japan Limited ("FIJ") for each of Fidelity Aggressive International Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, and Fidelity Southeast Asia Fund that would (i) allow FIIA to receive investment advice and research services from FIJ; (ii) permit FIIA to grant FIJ investment management authority if FIIA believes it would be beneficial to the Funds and its shareholders; and (iii) allow FIIA, FIJ and the Trust, on behalf of the Fund, to modify the proposed agreement subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended sub-advisory agreement between FIIA and FIJ for each Fund, as set forth in proposal 12 in Proxy Statement #1 and in proposal 10 in Proxy Statement #2, received 176,265,927.90 affirmative votes of Fidelity Aggressive International Fund, or 91.864% of the votes cast at the meeting; received 79,969,115.05 affirmative votes of Fidelity China Region Fund, or 91.008% of the votes cast at the meeting; received 122,926,300.56 affirmative votes of Fidelity Emerging Markets Fund, or 90.127% of the votes cast at the meeting; and received 128,695,949.09 affirmative votes of Fidelity Southeast Asia Fund, or 89.534% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended sub-advisory agreement between FIIA and FIJ for each of Fidelity Aggressive International Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, and Fidelity Southeast Asia Fund be, and it hereby is, approved, as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the eighth item of business as stated in the Notice of Meeting and described in the Proxy Statements was to amend Fidelity Aggressive International Fund's, Fidelity Canada Fund's, Fidelity China Region Fund's, Fidelity Emerging Markets Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Europe Fund's, Fidelity Latin America Fund's, Fidelity Nordic Fund's, and Fidelity Southeast Asia Fund's fundamental investment limitation concerning underwriting.

Ms. Capua reported that the proposal to amend each Fund's fundamental investment limitation concerning underwriting, as set forth in proposal 17 in Proxy Statement #1 and in proposal 22 in Proxy Statement #2, received 175,077,477.84 affirmative votes of Fidelity Aggressive International Fund, or 91.244% of the votes cast at the meeting; received 67,346,052.36 affirmative votes of Fidelity Canada Fund, or 90.160% of the votes cast at the meeting; received 79,131,557.12 affirmative votes of Fidelity China Region Fund, or 90.005% of the votes cast at the meeting; received 121,909,455.30 affirmative votes of Fidelity Emerging Markets Fund, or 89.381% of the votes cast at the meeting; received 270,315,137.09 affirmative votes of Fidelity Europe Capital Appreciation Fund, or 91.417% of the votes cast at the meeting; received 614,222,055.55 affirmative votes of Fidelity Europe Fund, or 88.763% of the votes cast at the meeting; received 117,394,566.66 affirmative votes of Fidelity Latin America Fund, or 89.118% of the votes cast at the meeting; received 82,898,222.21 affirmative votes of Fidelity Nordic Fund, or 89.890% of the votes cast at the meeting; and received 127,844,213.20 affirmative votes of Fidelity Southeast Asia Fund, or 88.942% of the votes cast at the meeting. Whereupon, it was

VOTED: That each of Fidelity Aggressive International Fund's, Fidelity Canada Fund's, Fidelity China Region Fund's, Fidelity Emerging Markets Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Europe Fund's, Fidelity Latin America Fund's, Fidelity Nordic Fund's, and Fidelity Southeast Asia Fund's fundamental investment limitation concerning the underwriting be, and it hereby is, amended as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the ninth item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to approve an amended Management Contract for each of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund that would (ii) modify the group fee rate component of the management fee that FMR receives from the Funds to provide for lower fees when FMR's assets under management exceed certain levels; and (ii) allow FMR and the Trust, on behalf of each Fund, to modify the Management Contract subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended Management Contract for the Fund, as set forth in proposal 5 in Proxy Statement #2, received 68,917,617.75 affirmative votes of Fidelity Canada Fund, or 92.264% of the votes cast at the meeting; received 80,379,431.00 affirmative votes of Fidelity China Region Fund, or 91.475% of the votes cast at the meeting; received 123,942,262.91 affirmative votes of Fidelity Emerging Markets Fund, or 90.872% of the votes cast at the meeting; received 274,432,737.81 affirmative votes of Fidelity Europe Capital Appreciation Fund, or 92.809% of the votes cast at the meeting; received 631,345,978.30 affirmative votes of Fidelity Europe Fund, or 91.237% of the votes cast at the meeting; received 119,469,583.39 affirmative votes of Fidelity Latin America Fund, or 90.693% of the votes cast at the meeting; received 84,532,297.81 affirmative votes of Fidelity Nordic Fund, or 91.662% of the votes cast at the meeting; and received 129,817,652.95 affirmative votes of Fidelity Southeast Asia Fund, or 90.315% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended Management Contract for each of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund be, and it hereby is, approved, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the tenth item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to approve a Distribution and Service Plan pursuant to Rule 12b-1 for each of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund.

Ms. Capua reported that the proposal to approve the Distribution and Service Plan of the Fund, as set forth in proposal 11 in Proxy Statement #2, received 66,307,948.50 affirmative votes of Fidelity Canada Fund, or 88.770% of the votes cast at the meeting; received 78,409,194.73 affirmative votes of Fidelity China Region Fund, or 89.233% of the votes cast at the meeting; received 121,060,847.73 affirmative votes of Fidelity Emerging Markets Fund, or 88.759% of the votes cast at the meeting; received 265,670,196.02 affirmative votes of Fidelity Europe Capital Appreciation Fund, or 89.846% of the votes cast at the meeting; received 609,719,835.91 affirmative votes of Fidelity Europe Fund, or 88.112% of the votes cast at the meeting; received 115,523,561.44 affirmative votes of Fidelity Latin America Fund, or 87.698% of the votes cast at the meeting; received 81,292,875.33 affirmative votes of Fidelity Nordic Fund, or 88.149% of the votes cast at the meeting; and received 125,436,960.65 affirmative votes of Fidelity Southeast Asia Fund, or 87.267% of the votes cast at the meeting. Whereupon, it was

VOTED: That the Distribution and Service Plan for each of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund be, and it hereby is, approved, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the eleventh item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to eliminate Fidelity Emerging Markets Fund's fundamental investment limitation concerning diversification and to adopt a non-fundamental investment limitation.

Ms. Capua reported that the proposal to eliminate the Fund's fundamental investment limitation concerning diversification, as set forth in proposal 12 in Proxy Statement #2, received 122,266,570.10 affirmative votes of Fidelity Emerging Markets Fund, or 89.643% of the votes cast at the meeting. Whereupon, it was

VOTED: That Fidelity Emerging Markets Fund's fundamental investment limitation concerning diversification be, and it hereby is, eliminated, and the Fund adopt a non-fundamental investment limitation, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the twelfth item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to eliminate Fidelity Latin America Fund's fundamental investment limitation concerning diversification and to adopt a non-fundamental investment limitation.

Ms. Capua reported that the proposal to eliminate the Fund's fundamental investment limitation concerning diversification, as set forth in proposal 13 in Proxy Statement #2, received 119,119,181.69 affirmative votes of Fidelity Latin America Fund, or 90.427% of the votes cast at the meeting. Whereupon, it was

VOTED: That Fidelity Latin America Fund's fundamental investment limitation concerning diversification be, and it hereby is, eliminated, and the Fund adopt a non-fundamental investment limitation, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the thirteenth item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to eliminate Fidelity Southeast Asia Fund's fundamental investment limitation concerning diversification and to adopt a non-fundamental investment limitation.

Ms. Capua reported that the proposal to eliminate the Fund's fundamental investment limitation concerning diversification, as set forth in proposal 14 in Proxy Statement #2, received 128,665,410.27 affirmative votes of eliminate Fidelity Southeast Asia Fund, or 89.513% of the votes cast at the meeting. Whereupon, it was

VOTED: That Fidelity Southeast Asia Fund's fundamental investment limitation concerning diversification be, and it hereby is, eliminated, and the Fund adopt a non-fundamental investment limitation, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the fourteenth item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to eliminate Fidelity Canada Fund's fundamental investment limitation concerning diversification and to adopt a non-fundamental investment limitation.

Ms. Capua reported that the proposal to eliminate the Fund's fundamental investment limitation concerning diversification, as set forth in proposal 15 in Proxy Statement #2, received 67,225,429.86 affirmative votes of Fidelity Canada Fund, or 89.998% of the votes cast at the meeting. Whereupon, it was

VOTED: That Fidelity Canada Fund's fundamental investment limitation concerning diversification be, and it hereby is, eliminated, and the Fund adopt a non-fundamental investment limitation, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the fifteenth item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to change Fidelity Canada Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.

Ms. Capua reported that the proposal to change the Fund's fundamental investment limitation, as set forth in proposal 16 in Proxy Statement #2, received 67,421,075.15 affirmative votes of Fidelity Canada Fund, or 90.260% of the votes cast at the meeting. Whereupon, it was

VOTED: That Fidelity Canada Fund's fundamental investment limitation concerning the concentration of its investments in a single industry be, and it hereby is modified, as set forth in the Proxy Statement dated December 18, 2000.

Mr. Dwight stated that the sixteenth item of business as stated in the Notice of Meeting and described in the Proxy Statement was to amend Fidelity China Region Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.

Ms. Capua reported that the proposal to amend the Fund's fundamental investment limitation, as set forth in proposal 17 in Proxy Statement #2, received 80,753,776.21 affirmative votes of Fidelity Canada Fund, or 91.901% of the votes cast at the meeting. Whereupon, it was

VOTED: That Fidelity China Region Fund's fundamental investment limitation concerning the concentration of its investments in a single industry be, and it hereby is modified, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the seventeenth item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to replace Fidelity Canada Fund's fundamental investment policy concerning investment for temporary defensive purposes with a non-fundamental policy to more clearly communicate its investment objective by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

Ms. Capua reported that the proposal to replace the Fund's fundamental investment policy concerning investment for temporary defensive purposes with a non-fundamental policy, as set forth in proposal 18 in Proxy Statement #2, received 67,291,989.75 affirmative votes of Fidelity Canada Fund, or 90.087% of the votes cast at the meeting. Whereupon, it was

VOTED: That Fidelity Canada Fund's fundamental investment policy concerning investment for temporary defensive purposes be, and it hereby is, replaced with a non-fundamental policy, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the eighteenth item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to replace Fidelity Europe Fund's fundamental investment policy concerning investment for temporary defensive purposes with a non-fundamental policy to more clearly communicate its investment objective by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

Ms. Capua reported that the proposal to replace the Fund's fundamental investment policy concerning investment for temporary defensive purposes with a non-fundamental policy, as set forth in proposal 19 in Proxy Statement #2, received 611,774,064.98 affirmative votes of Fidelity Europe Fund, or 88.409% of the votes cast at the meeting. Whereupon, it was

VOTED: That Fidelity Europe Fund's fundamental investment policy concerning investment for temporary defensive purposes be, and it hereby is, replaced with a non-fundamental policy, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the nineteenth and final item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to modify Fidelity Latin America Fund's fundamental investment objective to allow the Fund to more clearly communicate its investment objective by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

Ms. Capua reported that the proposal to modify Fidelity Latin America Fund's fundamental investment objective, as set forth in proposal 20 in Proxy Statement #2, received 119,514,407.80 affirmative votes of Fidelity Latin America Fund, or 90.728% of the votes cast at the meeting. Whereupon, it was

VOTED: That Fidelity Latin America Fund's fundamental investment objective be, and it hereby is, modified, as set forth in Proxy Statement #2 dated December 18, 2000.

There being no further business to come before the meeting, upon motion duly made and seconded, it was

VOTED: To Adjourn.

ADJOURNED.

A TRUE RECORD.

ATTEST:
Debra Capua
Secretary Pro Tempore